EXHIBIT 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Note:

Unless otherwise noted, references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, book value and book value per common share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Dear Investor,

In the fourth quarter of 2015, the company changed how it reviews its operating businesses and no longer has separate reporting divisions. Under the new structure, the company has the following five operating business segments: U.S. Mortgage Insurance; Canada Mortgage Insurance; Australia Mortgage Insurance; U.S Life Insurance (which includes its long-term care insurance, life insurance and fixed annuities businesses); and Runoff (which includes the results of non-strategic products which are no longer actively sold). In addition to the five operating business segments, the company also has Corporate and Other activities which include debt financing expenses that are incurred at the Genworth Holdings level, unallocated corporate income and expenses, eliminations of inter-segment transactions and the results of other businesses that are managed outside of the operating segments, including certain smaller international mortgage insurance businesses and discontinued operations. Financial information has been updated for all periods to reflect the reorganized segment reporting structure.

Beginning in the fourth quarter of 2015, the mortgage insurance business in Europe is being separately presented as held for sale and its balance sheet for all prior periods herein has been re-presented. During 2015, the company recognized an after-tax loss of $141 million, including $134 million recorded in the fourth quarter of 2015, related to the planned sale of this business. The company expects the transaction to close in the first quarter of 2016, subject to customary closing conditions, including requisite regulatory approvals.

On December 31, 2015, the company early adopted new accounting guidance issued by the Financial Accounting Standards Board related to the presentation of debt issuance costs on the balance sheet. All prior periods in this financial supplement have been re-presented to reflect the retrospective impacts of this accounting change.

Thank you for your continued interest in Genworth Financial.

Regards,

Amy Corbin

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from net operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) and measures that are derived from or incorporate net operating income (loss), including net operating income (loss) per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) and net operating income (loss) per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies.

In the fourth quarter of 2014, the company recorded goodwill impairments of $129 million, net of taxes, in the long-term care insurance business and $145 million, net of taxes, in the life insurance business. In the third quarter of 2014, the company recorded goodwill impairments of $167 million, net of taxes, in the long-term care insurance business and $350 million, net of taxes, in the life insurance business.

The company recognized an estimated loss of $134 million, net of taxes, in the fourth quarter of 2015 for the planned sale of the mortgage insurance business in Europe, as well as a tax charge of $7 million in the third quarter of 2015 from potential business portfolio changes related to this business resulting in a total estimated loss on sale of $141 million in 2015.

In the third quarter of 2015, the company paid an early redemption payment of approximately $1 million, net of taxes and portion attributable to noncontrolling interests, related to the early redemption of Genworth Financial Mortgage Insurance Pty Limited’s notes that were scheduled to mature in 2021. In the third quarter of 2015, the company also repurchased approximately $50 million principal amount of Genworth Holdings, Inc.’s notes with various maturity dates for a loss of $1 million, net of taxes. In the second quarter of 2014, the company paid an early redemption payment of approximately $2 million, net of taxes and portion attributable to noncontrolling interests, related to the early redemption of Genworth MI Canada Inc.’s notes that were scheduled to mature in 2015. These transactions were excluded from net operating income (loss) for the periods presented as they related to a loss on the early extinguishment of debt.

In the third quarter of 2015, the company recorded a DAC impairment of $296 million, net of taxes, on certain term life insurance policies in connection with entering into an agreement to complete a life block transaction.

In the fourth and second quarters of 2015, the company recorded an after-tax expense of $3 million and $2 million, respectively, related to restructuring costs as part of an expense reduction plan as the company evaluates and appropriately sizes its organizational needs and expenses.

There were no infrequent or unusual items excluded from net operating income (loss) during the periods presented other than the following items. There was a $205 million net tax impact in the fourth quarter of 2014 from potential business portfolio changes. The company recognized a tax charge of $174 million in the fourth quarter of 2014 associated with the Australian mortgage insurance business as the company can no longer assert its intent to permanently reinvest earnings in that business. In connection with the company’s plans to sell the lifestyle protection insurance business, the company made a change to the permanent reinvestment assertion on one of its legal entities recognizing tax expense of $31 million in the fourth quarter of 2014.

The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 48 and 49 of this financial supplement.

Adjustments to reconcile net income (loss) attributable to Genworth Financial, Inc.’s common stockholders and net operating income (loss) assume a 35% tax rate and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 46).

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented.

In the first quarter of 2015, the company revised how it allocates the consolidated provision for income taxes to its operating segments to simplify the process and reflect how the chief operating decision maker is evaluating segment performance. The revised methodology applies a specific tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign income. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities. Previously, the company calculated a unique income tax provision for each segment based on quarterly changes to tax attributes and implications of transactions specific to each product within the segment.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. Prior year amounts have not been re-presented to reflect this revised presentation and are, therefore, not comparable to the current year provision for income taxes by segment. However, the company does not believe that the previous methodology would have resulted in a materially different segment-level provision for income taxes.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) new insurance written for mortgage insurance; (2) annualized first-year premiums for long-term care and term life insurance products; (3) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (4) 10% of premium deposits for linked-benefits products; and (5) new and additional premiums/deposits for fixed annuities. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers new insurance written, annualized first-year premiums/deposits, premium equivalents and new premiums/deposits to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For risk in-force in the mortgage insurance businesses, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada and Australia. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company’s revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$9,814	$10,101	$10,381	$10,632	$10,477
Total accumulated other comprehensive income	3,010	3,478	3,309	4,692	4,446

Total Genworth Financial, Inc.’s stockholders’ equity	$12,824	$13,579	$13,690	$15,324	$14,923

Book value per common share	$25.76	$27.29	$27.52	$30.81	$30.04
Book value per common share, excluding accumulated other comprehensive income	$19.71	$20.30	$20.87	$21.38	$21.09
Common shares outstanding as of the balance sheet date	497.8	497.5	497.4	497.4	496.7

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
GAAP Basis ROE	-6.0%	-10.3%	-15.0%	-11.3%	-10.8%
Operating ROE(1)	2.5%	-0.7%	-4.2%	-3.8%	-3.5%

	Three months ended
Quarterly Average ROE	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
GAAP Basis ROE	-11.7%	-11.1%	-7.3%	5.8%	-28.0%
Operating ROE(1)	-3.3%	2.5%	4.5%	5.8%	-15.3%

Basic and Diluted Shares	Three months ended December 31, 2015	Twelve months ended December 31, 2015
Weighted-average common shares used in basic earnings per common share calculations	497.6	497.4
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	—	—

Weighted-average common shares used in diluted earnings per common share calculations(2)	497.6	497.4

(1)	See page 48 herein for a reconciliation of GAAP Basis ROE to Operating ROE.
(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three and twelve months ended December 31, 2015, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three and twelve months ended December 31, 2015, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 1.4 million and 1.6 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three and twelve months ended December 31, 2015, dilutive potential weighted-average common shares outstanding would have been 499.0 million.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,157	$1,145	$1,134	$1,143	$4,579	$1,214	$1,210	$1,144	$1,132	$4,700
Net investment income	781	783	793	781	3,138	797	778	791	776	3,142
Net investment gains (losses)	(16)	(51)	8	(16)	(75)	(11)	(27)	34	(18)	(22)
Policy fees and other income	234	223	222	227	906	229	229	225	226	909

Total revenues	2,156	2,100	2,157	2,135	8,548	2,229	2,190	2,194	2,116	8,729

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,435	1,290	1,232	1,192	5,149	2,136	1,934	1,200	1,148	6,418
Interest credited	180	179	181	180	720	185	185	184	183	737
Acquisition and operating expenses, net of deferrals	433	314	295	267	1,309	299	284	282	273	1,138
Amortization of deferred acquisition costs and intangibles	207	563	101	95	966	128	113	108	104	453
Goodwill impairment	—	—	—	—	—	299	550	—	—	849
Interest expense	104	105	103	107	419	106	104	112	111	433

Total benefits and expenses	2,359	2,451	1,912	1,841	8,563	3,153	3,170	1,886	1,819	10,028

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(203)	(351)	245	294	(15)	(924)	(980)	308	297	(1,299)
Provision (benefit) for income taxes	(36)	(134)	70	91	(9)	(78)	(187)	84	87	(94)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(167)	(217)	175	203	(6)	(846)	(793)	224	210	(1,205)
Income (loss) from discontinued operations, net of taxes(1)	(73)	(21)	(314)	1	(407)	138	6	4	9	157

NET INCOME (LOSS)	(240)	(238)	(139)	204	(413)	(708)	(787)	228	219	(1,048)
Less: net income attributable to noncontrolling interests	52	46	54	50	202	52	57	52	35	196

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(292)	$(284)	$(193)	$154	$(615)	$(760)	$(844)	$176	$184	$(1,244)

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(0.44)	$(0.53)	$0.24	$0.31	$(0.42)	$(1.81)	$(1.71)	$0.35	$0.35	$(2.82)
Diluted	$(0.44)	$(0.53)	$0.24	$0.31	$(0.42)	$(1.81)	$(1.71)	$0.34	$0.35	$(2.82)
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(0.59)	$(0.57)	$(0.39)	$0.31	$(1.24)	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Diluted	$(0.59)	$(0.57)	$(0.39)	$0.31	$(1.24)	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Weighted-average common shares outstanding
Basic	497.6	497.4	497.4	497.0	497.4	496.7	496.6	496.6	495.8	496.4
Diluted(2)	497.6	497.4	499.3	498.9	497.4	496.7	496.6	503.6	502.7	496.4

(1)	Income (loss) from discontinued operations related to the lifestyle protection business that was sold on December 1, 2015.
(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 1.4 million, 1.3 million, 3.2 million and 5.4 million, respectively, for the three months ended December 31, 2015, September 30, 2015, December 31, 2014 and September 30, 2014 and 1.6 million and 5.6 million, respectively, for the twelve months ended December 31, 2015 and 2014 would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations in these periods, dilutive potential weighted-average common shares outstanding would have been 499.0 million, 498.7 million, 499.9 million and 502.0 million, respectively, for the three months ended December 31, 2015, September 30, 2015, December 31, 2014 and September 30, 2014 and 499.0 million and 502.0 million, respectively, for the twelve months ended December 31, 2015 and 2014.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. Mortgage Insurance segment	$41	$37	$49	$52	$179	$21	$(2)	$39	$33	$91
Canada Mortgage Insurance segment	37	38	37	40	152	36	46	47	41	170
Australia Mortgage Insurance segment	22	21	29	30	102	33	48	57	62	200
U.S. Life Insurance segment:
Long-Term Care Insurance	19	(10)	10	10	29	(506)	(361)	6	46	(815)
Life Insurance	(173)	31	22	40	(80)	1	13	39	21	74
Fixed Annuities	19	19	25	31	94	23	26	24	27	100

Total U.S. Life Insurance segment	(135)	40	57	81	43	(482)	(322)	69	94	(641)

Runoff segment	11	(4)	9	11	27	16	5	15	12	48
Corporate and Other	(58)	(68)	(62)	(60)	(248)	(39)	(98)	(73)	(56)	(266)

NET OPERATING INCOME (LOSS)	(82)	64	119	154	255	(415)	(323)	154	186	(398)
ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net	—	(22)	4	(1)	(19)	(4)	(10)	20	(11)	(5)
Goodwill impairment, net	—	—	—	—	—	(274)	(517)	—	—	(791)
Gains (losses) on sale of business, net	(134)	(7)	—	—	(141)	—	—	—	—	—
Gains (losses) on early extinguishment of debt, net	—	(2)	—	—	(2)	—	—	(2)	—	(2)
Gains (losses) from life block transactions, net	—	(296)	—	—	(296)	—	—	—	—	—
Expenses related to restructuring, net	(3)	—	(2)	—	(5)	—	—	—	—	—
Tax impact from potential business portfolio changes	—	—	—	—	—	(205)	—	—	—	(205)

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL INC.’S COMMON STOCKHOLDERS	(219)	(263)	121	153	(208)	(898)	(850)	172	175	(1,401)
Net income attributable to noncontrolling interests	52	46	54	50	202	52	57	52	35	196

INCOME (LOSS) FROM CONTINUING OPERATIONS	(167)	(217)	175	203	(6)	(846)	(793)	224	210	(1,205)
Income (loss) from discontinued operations, net of taxes	(73)	(21)	(314)	1	(407)	138	6	4	9	157

NET INCOME (LOSS)	(240)	(238)	(139)	204	(413)	(708)	(787)	228	219	(1,048)
Less: net income attributable to noncontrolling interests	52	46	54	50	202	52	57	52	35	196

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(292)	$(284)	$(193)	$154	$(615)	$(760)	$(844)	$176	$184	$(1,244)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(0.59)	$(0.57)	$(0.39)	$0.31	$(1.24)	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Diluted	$(0.59)	$(0.57)	$(0.39)	$0.31	$(1.24)	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Net operating income (loss) per common share
Basic	$(0.17)	$0.13	$0.24	$0.31	$0.51	$(0.83)	$(0.65)	$0.31	$0.37	$(0.80)
Diluted	$(0.17)	$0.13	$0.24	$0.31	$0.51	$(0.83)	$(0.65)	$0.31	$0.37	$(0.80)
Weighted-average common shares outstanding
Basic	497.6	497.4	497.4	497.0	497.4	496.7	496.6	496.6	495.8	496.4
Diluted(1)	497.6	497.4	499.3	498.9	497.4	496.7	496.6	503.6	502.7	496.4

(1)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 1.4 million, 1.3 million, 3.2 million and 5.4 million, respectively, for the three months ended December 31, 2015, September 30, 2015, December 31, 2014 and September 30, 2014 and 1.6 million and 5.6 million, respectively, for the twelve months ended December 31, 2015 and 2014 would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations in these periods, dilutive potential weighted-average common shares outstanding would have been 499.0 million, 498.7 million, 499.9 million and 502.0 million, respectively, for the three months ended December 31, 2015, September 30, 2015, December 31, 2014 and September 30, 2014 and 499.0 million and 502.0 million, respectively, for the twelve months ended December 31, 2015 and 2014. Since it had net operating income for the three months ended September 30, 2015 and the twelve months ended December 31, 2015, the company used 498.7 million and 499.0 million, respectively, diluted weighted-average common shares outstanding in the calculation of diluted net operating income per common share.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$58,197	$60,646	$60,368	$61,732	$61,077
Equity securities available-for-sale, at fair value	310	273	299	299	275
Commercial mortgage loans	6,170	6,133	6,175	6,149	6,100
Restricted commercial mortgage loans related to securitization entities	161	175	181	188	201
Policy loans	1,568	1,567	1,584	1,506	1,501
Other invested assets	2,309	2,764	2,176	2,667	2,208
Restricted other invested assets related to securitization entities	413	412	410	411	411

Total investments	69,128	71,970	71,193	72,952	71,773
Cash and cash equivalents	5,965	3,635	4,069	4,937	4,645
Accrued investment income	653	682	612	713	660
Deferred acquisition costs	4,398	4,441	4,899	4,748	4,852
Intangible assets and goodwill	357	297	300	221	265
Reinsurance recoverable	17,245	17,255	17,276	17,285	17,291
Other assets	520	523	580	473	479
Deferred tax asset	155	—	—	—	—
Separate account assets	7,883	7,893	8,702	9,064	9,208
Assets held for sale(1)	127	1,484	1,493	1,897	2,143

Total assets	$106,431	$108,180	$109,124	$112,290	$111,316

(1)	The assets held for sale related to the lifestyle protection insurance business (prior to its sale on December 1, 2015) and the European mortgage insurance business (prior to its sale) have been segregated in the consolidated balance sheets. The major asset categories for assets held for sale were as follows:

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$195	$1,322	$1,304	$1,210	$1,370
Equity securities available-for-sale, at fair value	—	6	7	7	7
Other invested assets	6	32	39	56	88

Total investments	201	1,360	1,350	1,273	1,465
Cash and cash equivalents	28	173	185	221	273
Accrued investment income	3	25	23	22	25
Deferred acquisition costs	—	168	176	173	193
Intangible assets	—	23	22	21	23
Reinsurance recoverable	21	57	56	54	55
Other assets	14	129	139	133	109

Assets held for sale	267	1,935	1,951	1,897	2,143
Fair value less pension settlement costs and closing costs impairment	(140)	(451)	(458)	—	—

Total assets held for sale	$127	$1,484	$1,493	$1,897	$2,143

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$36,475	$36,472	$36,298	$36,488	$35,915
Policyholder account balances	26,209	26,000	25,987	26,136	26,032
Liability for policy and contract claims	8,095	8,009	7,936	7,877	7,881
Unearned premiums	3,308	3,281	3,373	3,266	3,485
Other liabilities	3,004	3,225	3,125	3,613	3,234
Borrowings related to securitization entities	179	188	199	205	219
Non-recourse funding obligations	1,920	1,937	1,953	1,968	1,981
Long-term borrowings	4,570	4,573	4,581	4,575	4,612
Deferred tax liability	24	200	258	1,056	858
Separate account liabilities	7,883	7,893	8,702	9,064	9,208
Liabilities held for sale(1)	127	986	985	961	1,094

Total liabilities	91,794	92,764	93,397	95,209	94,519

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,949	11,944	11,940	11,998	11,997

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,236	1,709	1,606	2,724	2,431
Net unrealized gains (losses) on other-than-temporarily impaired securities	18	22	22	24	22

Net unrealized investment gains (losses)	1,254	1,731	1,628	2,748	2,453

Derivatives qualifying as hedges	2,045	2,130	1,913	2,247	2,070
Foreign currency translation and other adjustments	(289)	(383)	(232)	(303)	(77)

Total accumulated other comprehensive income	3,010	3,478	3,309	4,692	4,446
Retained earnings	564	856	1,140	1,333	1,179
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	12,824	13,579	13,690	15,324	14,923
Noncontrolling interests	1,813	1,837	2,037	1,757	1,874

Total equity	14,637	15,416	15,727	17,081	16,797

Total liabilities and equity	$106,431	$108,180	$109,124	$112,290	$111,316

(1)	The liabilities held for sale related to the lifestyle protection insurance business (prior to its sale on December 1, 2015) and the European mortgage insurance business (prior to its sale) have been segregated in the consolidated balance sheets. The major liability categories for liabilities held for sale were as follows:

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
LIABILITIES
Policyholder account balances	$—	$9	$10	$10	$11
Liability for policy and contract claims	56	164	162	153	162
Unearned premiums	58	471	478	465	501
Other liabilities	12	312	305	286	370
Deferred tax liability	1	30	30	47	50

Liabilities held for sale	$127	$986	$985	$961	$1,094

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2015
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$2,227	$4,295	$2,886	$60,788	$2,862	$2,688	$75,746
Deferred acquisition costs and intangible assets	32	123	56	4,251	285	8	4,755
Reinsurance recoverable	6	—	—	16,415	824	—	17,245
Deferred tax and other assets	634	102	45	(1,924)	261	1,557	675
Separate account assets	—	—	—	—	7,883	—	7,883
Assets held for sale	—	—	—	—	—	127	127

Total assets	$2,899	$4,520	$2,987	$79,530	$12,115	$4,380	$106,431

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$36,471	$4	$—	$36,475
Policyholder account balances	—	—	—	23,009	3,200	—	26,209
Liability for policy and contract claims	849	87	165	6,969	18	7	8,095
Unearned premiums	258	1,460	963	621	6	—	3,308
Non-recourse funding obligations	—	—	—	1,950	—	(30)	1,920
Deferred tax and other liabilities	89	170	152	659	290	1,668	3,028
Borrowings and capital securities	—	313	178	—	10	4,248	4,749
Separate account liabilities	—	—	—	—	7,883	—	7,883
Liabilities held for sale	—	—	—	—	—	127	127

Total liabilities	1,196	2,030	1,458	69,679	11,411	6,020	91,794

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	1,701	1,637	662	6,646	725	(1,557)	9,814
Allocated accumulated other comprehensive income (loss)	2	(194)	101	3,205	(21)	(83)	3,010

Total Genworth Financial, Inc.’s stockholders’ equity	1,703	1,443	763	9,851	704	(1,640)	12,824
Noncontrolling interests	—	1,047	766	—	—	—	1,813

Total equity	1,703	2,490	1,529	9,851	704	(1,640)	14,637

Total liabilities and equity	$2,899	$4,520	$2,987	$79,530	$12,115	$4,380	$106,431

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2015
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$2,209	$4,306	$2,893	$61,322	$2,742	$2,815	$76,287
Deferred acquisition costs and intangible assets	29	125	42	4,254	280	8	4,738
Reinsurance recoverable	6	—	—	16,420	829	—	17,255
Other assets	38	56	10	335	18	66	523
Separate account assets	—	—	—	—	7,893	—	7,893
Assets held for sale	—	—	—	—	—	1,484	1,484

Total assets	$2,282	$4,487	$2,945	$82,331	$11,762	$4,373	$108,180

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$36,468	$4	$—	$36,472
Policyholder account balances	—	—	—	22,786	3,214	—	26,000
Liability for policy and contract claims	953	83	156	6,791	18	8	8,009
Unearned premiums	240	1,467	956	613	5	—	3,281
Non-recourse funding obligations	—	—	—	1,967	—	(30)	1,937
Deferred tax and other liabilities	(565)	82	129	3,512	(1)	268	3,425
Borrowings and capital securities	—	324	171	—	11	4,255	4,761
Separate account liabilities	—	—	—	—	7,893	—	7,893
Liabilities held for sale	—	—	—	—	—	986	986

Total liabilities	628	1,956	1,412	72,137	11,144	5,487	92,764

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	1,642	1,616	700	6,485	634	(976)	10,101
Allocated accumulated other comprehensive income (loss)	12	(151)	62	3,709	(16)	(138)	3,478

Total Genworth Financial, Inc.’s stockholders’ equity	1,654	1,465	762	10,194	618	(1,114)	13,579
Noncontrolling interests	—	1,066	771	—	—	—	1,837

Total equity	1,654	2,531	1,533	10,194	618	(1,114)	15,416

Total liabilities and equity	$2,282	$4,487	$2,945	$82,331	$11,762	$4,373	$108,180

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance(1)	Runoff(2)	Corporate and Other	Total
Unamortized balance as of September 30, 2015	$21	$109	$35	$4,253	$269	$—	$4,687
Costs deferred	3	12	3	49	—	—	67
Amortization, net of interest accretion	(2)	(9)	(4)	(170)	3	—	(182)
Impact of foreign currency translation	—	(4)	1	—	—	—	(3)

Unamortized balance as of December 31, 2015	22	108	35	4,132	272	—	4,569
Effect of accumulated net unrealized investment (gains) losses	—	—	—	(169)	(2)	—	(171)

Balance as of December 31, 2015	$22	$108	$35	$3,963	$270	$—	$4,398

(1)	Amortization, net of interest accretion, included $2 million of amortization related to net investment gains for the policyholder account balances.
(2)	Amortization, net of interest accretion, included $8 million of amortization related to net investment gains for the policyholder account balances.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Net Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$153	$146	$153	$150	$602	$151	$146	$144	$137	$578
Net investment income	14	12	13	19	58	11	19	11	18	59
Net investment gains (losses)	—	1	—	—	1	—	—	—	—	—
Policy fees and other income	1	2	—	1	4	1	—	1	—	2

Total revenues	168	161	166	170	665	163	165	156	155	639

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	59	63	50	50	222	91	141	62	63	357
Acquisition and operating expenses, net of deferrals	42	38	38	37	155	38	35	34	33	140
Amortization of deferred acquisition costs and intangibles	3	3	2	2	10	2	1	2	2	7

Total benefits and expenses	104	104	90	89	387	131	177	98	98	504

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	64	57	76	81	278	32	(12)	58	57	135
Provision (benefit) for income taxes	23	20	27	29	99	11	(10)	19	24	44

INCOME (LOSS) FROM CONTINUING OPERATIONS	41	37	49	52	179	21	(2)	39	33	91
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	—	—	—	—	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$41	$37	$49	$52	$179	$21	$(2)	$39	$33	$91

Effective tax rate (operating income (loss))(1)	35.5%	35.4%	35.6%	35.7%	35.6%	32.5%	80.1%	32.4%	42.0%	32.2%

SALES:
New Insurance Written (NIW)
Flow	$7,800	$9,300	$8,200	$6,300	$31,600	$6,900	$7,500	$6,100	$3,900	$24,400
Bulk	—	—	—	—	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$7,800	$9,300	$8,200	$6,300	$31,600	$6,900	$7,500	$6,100	$3,900	$24,400

(1)	The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2015								2014
	4Q		3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)
Product
Monthly(1)	$5,900	60	$7,000	60	$6,500	60	$4,400	60	$5,100	60	$6,100	59	$5,300	59	$3,400	58
Single	1,900	168	2,300	171	1,700	172	1,900	160	1,800	155	1,400	194	800	197	500	200

Total Flow	$7,800		$9,300		$8,200		$6,300		$6,900		$7,500		$6,100		$3,900

	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
FICO Scores
Over 735	$4,600	59%	$5,500	59%	$5,000	61%	$3,700	59%	$4,100	59%	$4,400	59%	$3,600	59%	$2,400	61%
680—735	2,500	32	3,000	32	2,500	30	2,100	33	2,200	32	2,400	32	2,000	33	1,200	31
660—679(2)	400	5	500	6	400	5	300	5	300	5	400	5	300	5	200	5
620—659	300	4	300	3	300	4	200	3	300	4	300	4	200	3	100	3
<620	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Flow	$7,800	100%	$9,300	100%	$8,200	100%	$6,300	100%	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%

Loan-To-Value Ratio
95.01% and above	$400	5%	$500	5%	$400	5%	$300	5%	$100	2%	$200	3%	$100	2%	$100	3%
90.01% to 95.00%	4,000	51	4,900	53	4,200	51	3,100	49	3,500	51	3,900	52	3,300	54	1,900	49
85.01% to 90.00%	2,500	32	3,000	32	2,600	32	2,000	32	2,300	33	2,400	32	1,900	31	1,300	33
85.00% and below	900	12	900	10	1,000	12	900	14	1,000	14	1,000	13	800	13	600	15

Total Flow	$7,800	100%	$9,300	100%	$8,200	100%	$6,300	100%	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%

Origination
Purchase	$6,500	83%	$8,100	87%	$6,500	79%	$4,300	68%	$5,300	77%	$6,400	85%	$5,100	84%	$3,000	77%
Refinance	1,300	17	1,200	13	1,700	21	2,000	32	1,600	23	1,100	15	1,000	16	900	23

Total Flow	$7,800	100%	$9,300	100%	$8,200	100%	$6,300	100%	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$171	$171	$170	$170	$682	$171	$162	$151	$144	$628

New Risk Written
Flow	$1,964	$2,364	$2,040	$1,557	$7,925	$1,703	$1,878	$1,521	$960	$6,062
Bulk	—	—	—	—	—	—	—	—	—	—

Total Primary	1,964	2,364	2,040	1,557	7,925	1,703	1,878	1,521	960	6,062
Pool	—	—	—	—	—	—	—	—	—	—

Total New Risk Written	$1,964	$2,364	$2,040	$1,557	$7,925	$1,703	$1,878	$1,521	$960	$6,062

Primary Insurance In-Force	$122,400	$120,400	$117,100	$115,200		$114,400	$112,400	$110,500	$109,100

Risk In-Force
Flow	$30,616	$30,001	$29,026	$28,415		$28,112	$27,507	$26,880	$26,405
Bulk(1)	326	349	360	387		402	419	434	442

Total Primary	30,942	30,350	29,386	28,802		28,514	27,926	27,314	26,847
Pool	120	129	137	142		151	159	163	171

Total Risk In-Force	$31,062	$30,479	$29,523	$28,944		$28,665	$28,085	$27,477	$27,018

Primary Risk In-Force That Is GSE Conforming	96%	97%	97%	97%		97%	97%	97%	97%

GAAP Basis Expense Ratio(2)	29%	28%	26%	26%	27%	26%	25%	25%	25%	25%

Adjusted Expense Ratio(3)	26%	24%	23%	23%	24%	23%	23%	23%	24%	23%

Flow Persistency	81%	80%	79%	81%		83%	80%	83%	85%

Risk To Capital Ratio(4)	16.3:1	14.3:1	13.7:1	14.1:1		14.5:1	15.4:1	14.6:1	18.7:1

Average Primary Loan Size (in thousands)	$188	$186	$184	$182		$181	$180	$178	$176

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	As of December 31, 2015, 90% of the bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(2)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(3)	The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(4)	Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct(1)	$158	$98	$131	$130	$517	$142	$148	$148	$178	$616
Assumed(2)	1	3	4	5	13	3	4	6	6	19
Ceded	(1)	—	(1)	(16)	(18)	(4)	(3)	(4)	(15)	(26)
Loss adjustment expenses	3	3	3	4	13	4	4	4	5	17

Total Flow	161	104	137	123	525	145	153	154	174	626
Bulk	1	1	2	2	6	2	2	2	2	8

Total Primary	162	105	139	125	531	147	155	156	176	634
Pool	1	—	1	1	3	2	1	1	1	5

Total Paid Claims	$163	$105	$140	$126	$534	$149	$156	$157	$177	$639

Average Paid Claim (in thousands)(3)	$63.6	$54.0	$50.8	$46.5		$46.6	$47.6	$47.2	$43.6

Average Reserve Per Delinquency (in thousands)
Flow	$27.2	$29.4	$30.6	$31.0		$30.2	$30.7	$30.0	$30.3
Bulk loans with established reserve	19.9	20.0	21.5	21.2		20.4	20.5	22.5	19.2
Bulk loans with no reserve(4)	—	—	—	—		—	—	—	—

Reserves:
Flow direct case	$775	$870	$909	$992		$1,065	$1,122	$1,083	$1,172
Bulk direct case	17	17	18	20		21	22	24	25
Assumed(2)	8	9	12	15		21	21	24	29
All other(5)	49	57	57	60		73	74	125	129

Total Reserves	$849	$953	$996	$1,087		$1,180	$1,239	$1,256	$1,355

Beginning Reserves	$953	$996	$1,087	$1,180	$1,180	$1,239	$1,256	$1,355	$1,482	$1,482
Paid claims(1)	(164)	(105)	(141)	(142)	(552)	(153)	(158)	(162)	(192)	(665)
Increase in reserves	60	62	50	49	221	94	141	63	65	363

Ending Reserves	$849	$953	$996	$1,087	$849	$1,180	$1,239	$1,256	$1,355	$1,180

Beginning Reinsurance Recoverable(6)	$6	$6	$7	$24	$24	$25	$27	$31	$44	$44
Ceded paid claims	(1)	—	(1)	(16)	(18)	(4)	(2)	(5)	(15)	(26)
Increase in recoverable	—	—	—	(1)	(1)	3	—	1	2	6

Ending Reinsurance Recoverable	$5	$6	$6	$7	$5	$24	$25	$27	$31	$24

Loss Ratio(7)	39%	43%	33%	33%	37%	61%	97%	43%	46%	62%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Direct paid claims and paid claims in the fourth quarter of 2015 include payment of a previously disclosed negotiated servicer settlement reached in 2014 and payment in relation to an agreement on non-performing loans.
(2)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(3)	Average paid claim in the fourth quarter of 2015 reflects the non-recurring payment to extinguish the risk on prior paid claims pursuant to a previously disclosed servicer settlement reached in 2014.
(4)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(5)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(6)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(7)	The ratio of incurred losses and loss adjustment expenses to net earned premiums. Lender settlements of $53 million in the third quarter of 2014 increased the loss ratio by 37 percentage points and 9 percentage points for the three months ended September 30, 2014 and the twelve months ended December 31, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	30,416	31,678	31,876	34,220		38,177	39,485	40,897	43,733
Bulk loans with an established reserve	889	917	908	984		1,109	1,147	1,147	1,434
Bulk loans with no reserve(1)	358	394	415	461		500	515	561	694

Total Number of Primary Delinquencies	31,663	32,989	33,199	35,665		39,786	41,147	42,605	45,861

Beginning Number of Primary Delinquencies	32,989	33,199	35,665	39,786	39,786	41,147	42,605	45,861	51,459	51,459
New delinquencies	10,043	10,192	9,061	9,554	38,850	10,826	11,574	10,568	12,100	45,068
Delinquency cures	(8,835)	(8,484)	(8,800)	(10,988)	(37,107)	(9,030)	(9,790)	(10,545)	(13,678)	(43,043)
Paid claims	(2,534)	(1,918)	(2,727)	(2,687)	(9,866)	(3,157)	(3,242)	(3,279)	(4,020)	(13,698)

Ending Number of Primary Delinquencies	31,663	32,989	33,199	35,665	31,663	39,786	41,147	42,605	45,861	39,786

Composition of Cures
Reported delinquent and cured-intraquarter	1,740	1,805	1,658	2,271		1,434	2,093	1,993	3,141
Number of missed payments delinquent prior to cure:
3 payments or less	5,005	4,630	4,260	6,112		5,340	5,202	5,335	7,252
4 - 11 payments	1,330	1,487	2,250	1,912		1,613	1,772	2,253	2,391
12 payments or more	760	562	632	693		643	723	964	894

Total	8,835	8,484	8,800	10,988		9,030	9,790	10,545	13,678

Primary Delinquencies by Missed Payment Status
3 payments or less	10,487	10,226	9,432	9,271		11,318	11,478	11,228	11,351
4 - 11 payments	7,577	7,376	7,824	9,086		9,684	9,610	9,913	11,463
12 payments or more	13,599	15,387	15,943	17,308		18,784	20,059	21,464	23,047

Primary Delinquencies	31,663	32,989	33,199	35,665		39,786	41,147	42,605	45,861

	December 31, 2015
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	10,103	$52	$405	13%
4 - 11 payments in default	7,366	180	307	59%
12 payments or more in default	12,947	543	638	85%

Total	30,416	$775	$1,350	57%

	December 31, 2014
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	10,849	$76	$426	18%
4 - 11 payments in default	9,368	238	383	62%
12 payments or more in default	17,960	751	895	84%

Total	38,177	$1,065	$1,704	63%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2015				2014
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	651,668	647,126	636,640	631,591	630,852	624,850	620,415	618,442
Primary delinquent loans	31,663	32,989	33,199	35,665	39,786	41,147	42,605	45,861
Primary delinquency rate	4.86%	5.10%	5.21%	5.65%	6.31%	6.59%	6.87%	7.42%

Flow loans in-force	627,349	620,430	608,615	601,472	599,206	591,823	585,719	582,553
Flow delinquent loans	30,416	31,678	31,876	34,220	38,177	39,485	40,897	43,733
Flow delinquency rate	4.85%	5.11%	5.24%	5.69%	6.37%	6.67%	6.98%	7.51%

Bulk loans in-force	24,319	26,696	28,025	30,119	31,646	33,027	34,696	35,889
Bulk delinquent loans	1,247	1,311	1,323	1,445	1,609	1,662	1,708	2,128
Bulk delinquency rate	5.13%	4.91%	4.72%	4.80%	5.08%	5.03%	4.92%	5.93%

A minus and sub-prime loans in-force	28,332	29,745	31,051	33,805	33,529	34,825	36,219	37,714
A minus and sub-prime delinquent loans	6,448	6,642	6,530	7,019	7,851	8,017	8,238	8,789
A minus and sub-prime delinquency rate	22.76%	22.33%	21.03%	20.76%	23.42%	23.02%	22.74%	23.30%

Pool Loans
Pool loans in-force	6,620	7,284	7,709	7,979	8,282	10,125	10,336	10,710
Pool delinquent loans	386	426	447	468	521	549	546	575
Pool delinquency rate	5.83%	5.85%	5.80%	5.87%	6.29%	5.42%	5.28%	5.37%

Primary Risk In-Force by Credit Quality
Over 735	53%	52%	52%	52%	51%	51%	51%	50%
680-735	31%	31%	31%	31%	31%	30%	30%	30%
660-679(1)	7%	7%	7%	7%	7%	7%	7%	8%
620-659	7%	7%	7%	7%	8%	8%	8%	8%
< 620	2%	3%	3%	3%	3%	4%	4%	4%

(1)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	December 31, 2015
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Deliquency Rate
2004 and prior	6.06%	11.9%	$4,004	3.3%	$901	2.9%	14.91%
2005	5.66%	11.7	3,539	2.9	959	3.1	13.88%
2006	5.86%	17.5	5,817	4.7	1,511	4.9	13.86%
2007	5.77%	37.7	14,873	12.1	3,744	12.1	12.39%
2008	5.30%	16.8	12,744	10.4	3,230	10.4	6.84%
2009	4.95%	0.6	1,814	1.5	423	1.4	2.14%
2010	4.69%	0.6	2,291	1.9	575	1.9	1.77%
2011	4.52%	0.5	3,257	2.7	835	2.7	1.37%
2012	3.82%	0.6	8,321	6.8	2,163	7.0	0.66%
2013	4.00%	0.8	14,630	12.0	3,755	12.1	0.59%
2014	4.40%	1.1	20,219	16.5	5,106	16.5	0.55%
2015	4.10%	0.2	30,866	25.2	7,740	25.0	0.13%

Total	4.77%	100.0%	$122,375	100.0%	$30,942	100.0%	4.86%

	December 31, 2015		September 30, 2015		December 31, 2014
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$30,942	4.86%	$30,350	5.10%	$28,514	6.31%
Top 10 lenders	11,536	6.47%	11,774	6.68%	12,306	7.65%
Top 20 lenders	14,201	5.68%	14,233	5.93%	14,322	7.47%

Loan-to-value ratio
95.01% and above	$6,309	8.17%	$6,429	8.15%	$6,763	9.07%
90.01% to 95.00%	14,425	3.36%	13,841	3.66%	12,008	4.99%
80.01% to 90.00%	9,900	4.57%	9,761	4.85%	9,383	6.03%
80.00% and below	308	3.39%	319	3.44%	360	3.55%

Total	$30,942	4.86%	$30,350	5.10%	$28,514	6.31%

Loan grade
Prime	$29,874	4.05%	$29,233	4.27%	$27,262	5.35%
A minus and sub-prime	1,068	22.76%	1,117	22.33%	1,252	23.42%

Total	$30,942	4.86%	$30,350	5.10%	$28,514	6.31%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $849 million as of December 31, 2015.

Canada Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Net Operating Income and Sales—Canada Mortgage Insurance Segment

(amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$115	$116	$116	$119	$466	$127	$130	$128	$130	$515
Net investment income	31	32	33	34	130	38	39	39	39	155
Net investment gains (losses)	(11)	(23)	20	(18)	(32)	(7)	(4)	12	(3)	(2)
Policy fees and other income	—	(1)	—	1	—	—	(2)	1	2	1

Total revenues	135	124	169	136	564	158	163	180	168	669

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	26	24	21	25	96	33	28	15	26	102
Acquisition and operating expenses, net of deferrals	16	16	22	12	66	23	18	28	21	90
Amortization of deferred acquisition costs and intangibles	9	9	9	9	36	9	10	9	10	38
Interest expense	4	5	4	5	18	5	5	6	5	21

Total benefits and expenses	55	54	56	51	216	70	61	58	62	251

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	80	70	113	85	348	88	102	122	106	418
Provision for income taxes	20	17	31	22	90	24	24	32	31	111

INCOME FROM CONTINUING OPERATIONS	60	53	82	63	258	64	78	90	75	307
Less: net income attributable to noncontrolling interests	27	24	38	29	118	30	34	41	35	140

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	33	29	44	34	140	34	44	49	40	167

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	4	9	(7)	6	12	2	2	(4)	1	1
(Gains) losses on early extinguishment of debt, net	—	—	—	—	—	—	—	2	—	2

NET OPERATING INCOME(1)	$37	$38	$37	$40	$152	$36	$46	$47	$41	$170

Effective tax rate (operating income)	27.1%	27.2%	27.3%	27.9%	27.4%	29.4%	21.2%	26.3%	31.6%	27.1%

SALES:
New Insurance Written (NIW)
Flow	$4,700	$6,600	$5,400	$3,300	$20,000	$5,500	$6,800	$5,000	$2,900	$20,200
Bulk	7,300	4,800	3,300	5,000	20,400	2,300	5,600	7,500	2,900	18,300

Total Canada NIW(2)	$12,000	$11,400	$8,700	$8,300	$40,400	$7,800	$12,400	$12,500	$5,800	$38,500

(1)	Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $45 million and $177 million for the three and twelve months ended December 31, 2015, respectively.
(2)	New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $14,100 million and $46,400 million for the three and twelve months ended December 31, 2015, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$162	$204	$166	$109	$641	$160	$200	$146	$77	$583
Loss Ratio(1)	23%	21%	17%	22%	21%	26%	21%	12%	20%	20%
GAAP Basis Expense Ratio(2)	22%	22%	27%	18%	22%	26%	22%	29%	23%	25%
Adjusted Expense Ratio(3)	15%	12%	19%	20%	16%	20%	14%	26%	39%	22%

Primary Insurance In-Force(4)	$292,600	$292,000	$300,900	$288,800		$306,600	$310,800	$314,500	$291,900
Primary Risk In-Force(5)
Flow	$74,300	$75,500	$78,500	$75,700		$81,300	$82,600	$84,500	$80,100
Bulk	28,100	26,700	26,800	25,400		26,000	26,200	25,600	22,100

Total	$102,400	$102,200	$105,300	$101,100		$107,300	$108,800	$110,100	$102,200

Risk In-Force by Loan-To-Value Ratio(6)	December 31, 2015					September 30, 2015
	Primary	Flow	Bulk			Primary	Flow	Bulk
95.01% and above	$35,570	$35,570	$—			$35,931	$35,931	$—
90.01% to 95.00%	22,338	22,338	—			22,766	22,766	—
80.01% to 90.00%	13,630	13,627	3			13,978	13,975	3
80.00% and below	30,873	2,729	28,144			29,541	2,790	26,751

Total	$102,411	$74,264	$28,147			$102,216	$75,462	$26,754

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

Amounts may not total due to rounding

(1)	The ratio of incurred losses and loss adjustment expenses to net earned premiums.
(2)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. The debt early redemption payment of $6 million in the second quarter of 2014 unfavorably impacted the GAAP basis expense ratio for the three months ended June 30, 2014 and the twelve months ended December 31, 2014 by five percentage points and one percentage point, respectively.
(3)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. The debt early redemption payment of $6 million in the second quarter of 2014 unfavorably impacted the adjusted expense ratio for the three months ended June 30, 2014 and the twelve months ended December 31, 2014 by five percentage points and one percentage point, respectively.
(4)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding balances in Canada from most of its customers. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $138.0 billion, $142.0 billion, $137.0 billion, $145.0 billion, $148.0 billion, $152.0 billion and $141.0 billion as of September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014. This is based on the extrapolation of the amounts reported by lenders to the entire insured population.
(5)	The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Canada has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented.
(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Insured loans in-force(1),(2)	1,835,916	1,785,541	1,737,083	1,704,483	1,673,505
Insured delinquent loans	1,829	1,715	1,666	1,792	1,756
Insured delinquency rate(2),(3)	0.10%	0.10%	0.10%	0.11%	0.10%

Flow loans in-force(1)	1,331,773	1,313,034	1,287,744	1,266,626	1,255,050
Flow delinquent loans	1,550	1,449	1,435	1,532	1,493
Flow delinquency rate(3)	0.12%	0.11%	0.11%	0.12%	0.12%

Bulk loans in-force(1)	504,143	472,507	449,339	437,857	418,455
Bulk delinquent loans	279	266	231	260	263
Bulk delinquency rate(3)	0.06%	0.06%	0.05%	0.06%	0.06%

Loss Metrics	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Beginning Reserves	$83	$85	$85	$91	$89
Paid claims(4)	(18)	(20)	(21)	(22)	(24)
Increase in reserves	25	23	19	24	29
Impact of changes in foreign exchange rates	(3)	(5)	2	(8)	(3)

Ending Reserves	$87	$83	$85	$85	$91

	December 31, 2015		September 30, 2015		December 31, 2014
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.05%	46%	0.05%	46%	0.05%
Alberta	17	0.12%	17	0.10%	17	0.10%
British Columbia	14	0.08%	14	0.10%	14	0.14%
Quebec	13	0.19%	13	0.18%	14	0.19%
Saskatchewan	3	0.17%	3	0.15%	3	0.13%
Nova Scotia	2	0.18%	2	0.20%	2	0.23%
Manitoba	2	0.09%	2	0.08%	2	0.07%
New Brunswick	1	0.20%	1	0.19%	1	0.20%
All Other	1	0.13%	2	0.11%	1	0.12%

Total	100%	0.10%	100%	0.10%	100%	0.10%

By Policy Year
2006 and prior	28%	0.02%	29%	0.03%	31%	0.03%
2007	8	0.14%	8	0.14%	9	0.16%
2008	6	0.19%	6	0.17%	7	0.21%
2009	4	0.16%	4	0.15%	5	0.22%
2010	7	0.21%	7	0.21%	8	0.23%
2011	6	0.26%	7	0.25%	7	0.25%
2012	7	0.22%	9	0.21%	10	0.19%
2013	9	0.16%	9	0.13%	11	0.09%
2014	10	0.09%	11	0.06%	12	0.02%
2015	15	0.01%	10	—%	—	—%

Total	100%	0.10%	100%	0.10%	100%	0.10%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding loans in-force in Canada from most of its customers. As a result, the company estimates that the outstanding loans in-force were 836,000 as of September 30, 2015, 828,000 as of June 30, 2015, 809,100 as of March 31, 2015, and 793,700 as of December 31, 2014. This is based on the extrapolation of the amounts reported by lenders to the entire insured population. The corresponding insured delinquency rate was 0.21% as of September 30, 2015, 0.20% as of June 30, 2015 and 0.22% as of March 31, 2015 and December 31, 2014.
(3)	Delinquency rates are based on insured loans in-force.
(4)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(Canadian dollar amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$23	$25	$25	$25	$98	$26	$25	$28	$28	$107
Bulk	1	1	1	2	5	1	1	—	1	3

Total Paid Claims	$24	$26	$26	$27	$103	$27	$26	$28	$29	$110

Average Paid Claim (in thousands)	$63.7	$66.2	$58.7	$67.9		$60.2	$63.9	$63.4	$66.4

Average Reserve Per Delinquency (in thousands)	$65.7	$64.2	$63.6	$60.4		$60.2	$58.4	$56.4	$57.5

Loss Metrics

Beginning Reserves	$110	$106	$108	$106		$100	$96	$107	$108
Paid claims(1)	(24)	(26)	(26)	(27)		(27)	(26)	(28)	(29)
Increase in reserves	34	30	24	29		33	30	17	28

Ending Reserves	$120	$110	$106	$108		$106	$100	$96	$107

Loan Amount(2)

Over $550K	7%	7%	6%	6%		6%	6%	5%	5%
$400K to $550K	13	12	12	12		11	11	11	11
$250K to $400K	33	33	33	33		33	32	32	32
$100K to $250K	43	44	44	44		45	46	47	47
$100K or Less	4	4	5	5		5	5	5	5

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$221	$218	$216	$215		$213	$212	$209	$208

Average Effective Loan-To-Value Ratios By Policy Year(3)

2006 and prior	33%	35%	35%	36%		36%	38%	39%	39%
2007	57%	60%	61%	61%		61%	64%	64%	65%
2008	64%	67%	68%	68%		68%	71%	71%	71%
2009	62%	65%	66%	66%		66%	69%	70%	70%
2010	69%	71%	73%	73%		73%	76%	77%	77%
2011	73%	75%	77%	77%		77%	80%	81%	81%
2012	77%	80%	82%	82%		82%	86%	86%	87%
2013	81%	84%	86%	86%		87%	90%	91%	91%
2014	87%	90%	92%	92%		92%	93%	93%	—%
2015	91%	93%	93%	—%		—%	—%	—%	—%
Total Flow	54%	55%	56%	56%		56%	57%	57%	57%

Total Bulk	41%	43%	42%	42%		42%	42%	41%	41%
Total	51%	52%	52%	52%		52%	53%	54%	54%

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)	Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

Australia Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Net Operating Income and Sales—Australia Mortgage Insurance Segment

(amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$86	$92	$90	$89	$357	$102	$105	$102	$97	$406
Net investment income	25	28	29	32	114	36	38	36	34	144
Net investment gains (losses)	2	3	—	1	6	3	—	—	—	3
Policy fees and other income	1	(1)	1	(4)	(3)	(5)	(7)	(4)	—	(16)

Total revenues	114	122	120	118	474	136	136	134	131	537

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	15	27	25	14	81	15	22	24	17	78
Acquisition and operating expenses, net of deferrals	24	27	25	22	98	30	25	23	19	97
Amortization of deferred acquisition costs and intangibles	4	4	5	5	18	5	5	6	5	21
Interest expense	3	3	2	2	10	2	3	2	3	10

Total benefits and expenses	46	61	57	43	207	52	55	55	44	206

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	68	61	63	75	267	84	81	79	87	331
Provision for income taxes	20	18	18	24	80	202	10	11	25	248

INCOME (LOSS) FROM CONTINUING OPERATIONS	48	43	45	51	187	(118)	71	68	62	83
Less: net income attributable to noncontrolling interests	25	22	16	21	84	22	23	11	—	56

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	23	21	29	30	103	(140)	48	57	62	27

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(1)	(1)	—	—	(2)	(1)	—	—	—	(1)
(Gains) losses on early extinguishment of debt, net	—	1	—	—	1	—	—	—	—	—
Tax impact from potential business portfolio changes	—	—	—	—	—	174	—	—	—	174

NET OPERATING INCOME(1)	$22	$21	$29	$30	$102	$33	$48	$57	$62	$200

Effective tax rate (operating income)	28.7%	28.0%	29.5%	30.5%	29.3%	34.8%	14.2%	10.4%	29.0%	22.3%

SALES:
New Insurance Written (NIW)
Flow	$4,600	$6,300	$6,500	$5,800	$23,200	$8,000	$8,100	$7,900	$7,800	$31,800
Bulk	—	—	1,700	—	1,700	100	1,000	—	—	1,100

Total Australia NIW(2)	$4,600	$6,300	$8,200	$5,800	$24,900	$8,100	$9,100	$7,900	$7,800	$32,900

(1)	Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $28 million and $123 million for the three and twelve months ended December 31, 2015, respectively.
(2)	New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $5,600 million and $29,700 million for the three and twelve months ended December 31, 2015, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$55	$79	$107	$87	$328	$128	$130	$125	$126	$509
Loss Ratio(1),(2)	17%	29%	28%	15%	23%	15%	21%	23%	17%	19%
GAAP Basis Expense Ratio(3)	31%	34%	33%	30%	32%	34%	28%	28%	25%	29%
Adjusted Expense Ratio(4)	49%	40%	28%	31%	35%	27%	23%	23%	20%	23%

Primary Insurance In-Force	$233,600	$224,100	$243,800	$240,900		$256,000	$271,100	$288,500	$281,000
Primary Risk In-Force(5)
Flow	$76,000	$72,900	$79,100	$78,600		$83,400	$88,100	$93,800	$91,100
Bulk	5,500	5,500	6,200	5,700		6,200	6,800	7,200	7,200

Total	$81,500	$78,400	$85,300	$84,300		$89,600	$94,900	$101,000	$98,300

	December 31, 2015					September 30, 2015
Risk In-Force by Loan-To-Value Ratio(6)	Primary	Flow	Bulk			Primary	Flow	Bulk
95.01% and above	$15,055	$15,055	$—			$14,697	$14,697	$—
90.01% to 95.00%	20,933	20,927	6			19,883	19,877	6
80.01% to 90.00%	21,510	21,446	64			20,522	20,460	62
80.00% and below	23,970	18,545	5,426			23,323	17,872	5,451

Total	$81,468	$75,972	$5,496			$78,425	$72,906	$5,519

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

Amounts may not total due to rounding.

(1)	The ratio of incurred losses and loss adjustment expenses to net earned premiums.
(2)	During the third quarter of 2015, the company increased reserves $9 million mainly related to the estimate of the period of time it takes for a delinquent loan to be reported and increased net earned premiums $8 million from refinements to premium recognition factors. These adjustments unfavorably impacted the loss ratio by seven percentage points for the three months ended September 30, 2015. During the first quarter of 2015, the company accrued a $7 million pre-tax receivable for expected recoveries relating to paid claims reflecting its experience of successful borrower recovery activity, which favorably impacted the loss ratio by nine percentage points for the three months ended March 31, 2015.
(3)	The ratio of an insurer's general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. The debt early redemption payment of $2 million in the third quarter of 2015 unfavorably impacted the GAAP basis expense ratio for the three months ended September 30, 2015 by two percentage points.
(4)	The ratio of an insurer's general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. The debt early redemption payment of $2 million in the third quarter of 2015 unfavorably impacted the adjusted expense ratio for the three months ended September 30, 2015 by two percentage points.
(5)	The business currently provide 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Australia has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented. Australia also has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor.
(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Insured loans in-force	1,478,434	1,479,676	1,481,755	1,498,197	1,496,616
Insured delinquent loans	5,552	5,804	5,900	5,378	4,953
Insured delinquency rate	0.38%	0.39%	0.40%	0.36%	0.33%

Flow loans in-force	1,364,628	1,364,537	1,364,653	1,382,156	1,378,584
Flow delinquent loans	5,317	5,545	5,623	5,112	4,714
Flow delinquency rate	0.39%	0.41%	0.41%	0.37%	0.34%

Bulk loans in-force	113,806	115,139	117,102	116,041	118,032
Bulk delinquent loans	235	259	277	266	239
Bulk delinquency rate	0.21%	0.22%	0.24%	0.23%	0.20%

Loss Metrics	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Beginning Reserves	$156	$160	$149	$152	$161
Paid claims(1)	(14)	(16)	(15)	(14)	(14)
Increase in reserves	17	27	25	21	15
Impact of changes in foreign exchange rates	6	(15)	1	(10)	(10)

Ending Reserves	$165	$156	$160	$149	$152

	December 31, 2015		September 30, 2015		December 31, 2014
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	29%	0.27%	29%	0.30%	29%	0.27%
Queensland	23	0.53%	23	0.57%	23	0.47%
Victoria	23	0.33%	23	0.35%	23	0.30%
Western Australia	11	0.46%	11	0.45%	11	0.32%
South Australia	6	0.51%	6	0.50%	6	0.44%
Australian Capital Territory	3	0.17%	3	0.15%	3	0.16%
Tasmania	2	0.32%	2	0.31%	2	0.25%
New Zealand	2	0.17%	2	0.23%	2	0.28%
Northern Territory	1	0.17%	1	0.21%	1	0.16%

Total	100%	0.38%	100%	0.39%	100%	0.33%

By Policy Year
2006 and prior	29%	0.23%	29%	0.24%	32%	0.20%
2007	7	0.72%	7	0.74%	8	0.63%
2008	6	0.89%	7	0.93%	7	0.87%
2009	8	0.71%	8	0.75%	9	0.66%
2010	6	0.46%	6	0.44%	6	0.38%
2011	6	0.46%	6	0.46%	7	0.40%
2012	8	0.49%	9	0.51%	9	0.32%
2013	10	0.37%	10	0.37%	11	0.18%
2014	11	0.19%	11	0.16%	11	0.02%
2015	9	0.02%	7	0.01%	—%	— %

Total	100%	0.38%	100%	0.39%	100%	0.33%

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(Australian dollar amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$22	$21	$19	$17	$79	$15	$20	$25	$30	$90
Bulk	—	—	—	1	1	—	1	—	—	1

Total Paid Claims	$22	$21	$19	$18	$80	$15	$21	$25	$30	$91

Average Paid Claim (in thousands)	$71.0	$65.9	$66.9	$62.5		$49.5	$58.6	$60.5	$65.1

Average Reserve Per Delinquency (in thousands)	$40.7	$38.3	$35.2	$36.4		$37.6	$34.8	$33.6	$35.7

Loss Metrics
Beginning Reserves	$222	$208	$196	$186		$184	$181	$181	$192
Paid claims(1)	(22)	(21)	(19)	(18)		(15)	(21)	(25)	(30)
Increase in reserves	26	35	31	28		17	24	25	19

Ending Reserves	$226	$222	$208	$196		$186	$184	$181	$181

Loan Amount(2)

Over $550K	15%	15%	14%	13%		13%	13%	12%	12%
$400K to $550K	19	19	19	19		18	18	18	18
$250K to $400K	36	36	36	37		37	37	37	37
$100K to $250K	25	25	25	26		26	26	27	27
$100K or Less	5	5	6	5		6	6	6	6

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$217	$216	$213	$211		$210	$208	$207	$205

Average Effective Loan-To-Value Ratios By Policy Year(3)

2006 and prior	32%	34%	35%	36%		36%	38%	38%	40%
2007	53%	55%	56%	57%		58%	60%	61%	63%
2008	60%	62%	63%	65%		66%	67%	68%	70%
2009	61%	64%	65%	67%		68%	69%	70%	73%
2010	66%	68%	70%	72%		73%	74%	76%	78%
2011	68%	70%	72%	73%		74%	76%	77%	80%
2012	69%	71%	72%	74%		75%	77%	78%	80%
2013	73%	75%	76%	78%		79%	81%	82%	84%
2014	80%	82%	84%	85%		86%	87%	87%	—%
2015	84%	87%	87%	—%		—%	—%	—%	—%
Total Flow	57%	59%	59%	60%		60%	61%	61%	62%

Total Bulk	25%	27%	26%	27%		28%	28%	29%	30%
Total	54%	56%	56%	56%		57%	58%	58%	59%

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)	Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Net Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$797	$784	$769	$778	$3,128	$827	$821	$762	$759	$3,169
Net investment income	673	680	677	671	2,701	676	658	671	660	2,665
Net investment gains (losses)	17	(16)	(7)	(4)	(10)	12	1	25	3	41
Policy fees and other income	187	177	182	180	726	180	186	175	171	712

Total revenues	1,674	1,625	1,621	1,625	6,545	1,695	1,666	1,633	1,593	6,587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,324	1,155	1,122	1,091	4,692	1,981	1,722	1,087	1,030	5,820
Interest credited	148	148	150	150	596	154	155	155	154	618
Acquisition and operating expenses, net of deferrals	178	176	167	163	684	168	173	156	161	658
Amortization of deferred acquisition costs and intangibles	194	530	75	73	872	98	91	81	75	345
Goodwill impairment	—	—	—	—	—	299	550	—	—	849
Interest expense	23	22	22	25	92	23	22	21	21	87

Total benefits and expenses	1,867	2,031	1,536	1,502	6,936	2,723	2,713	1,500	1,441	8,377

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(193)	(406)	85	123	(391)	(1,028)	(1,047)	133	152	(1,790)
Provision (benefit) for income taxes	(68)	(144)	31	43	(138)	(278)	(211)	47	57	(385)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(125)	(262)	54	80	(253)	(750)	(836)	86	95	(1,405)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(12)	6	2	1	(3)	(6)	(3)	(17)	(1)	(27)
Goodwill impairment, net	—	—	—	—	—	274	517	—	—	791
(Gains) losses from life block transactions, net	—	296	—	—	296	—	—	—	—	—
Expenses related to restructuring, net	2	—	1	—	3	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$(135)	$40	$57	$81	$43	$(482)	$(322)	$69	$94	$(641)

Effective tax rate (operating income (loss))	35.3%	35.3%	35.3%	35.3%	35.3%	34.7%	35.8%	35.6%	37.3%	34.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Net Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$633	$618	$597	$589	$2,437	$607	$587	$577	$565	$2,336
Net investment income	325	327	320	313	1,285	303	293	292	290	1,178
Net investment gains (losses)	24	4	(3)	3	28	6	(1)	3	—	8
Policy fees and other income	1	—	1	—	2	—	—	—	1	1

Total revenues	983	949	915	905	3,752	916	879	872	856	3,523

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	797	825	780	766	3,168	1,545	1,313	735	664	4,257
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	110	112	98	95	415	106	103	97	93	399
Amortization of deferred acquisition costs and intangibles	25	24	24	26	99	34	25	27	26	112
Goodwill impairment	—	—	—	—	—	154	200	—	—	354
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	932	961	902	887	3,682	1,839	1,641	859	783	5,122

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	51	(12)	13	18	70	(923)	(762)	13	73	(1,599)
Provision (benefit) for income taxes	19	(5)	5	6	25	(291)	(234)	5	27	(493)

INCOME (LOSS) FROM CONTINUING OPERATIONS	32	(7)	8	12	45	(632)	(528)	8	46	(1,106)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(15)	(3)	2	(2)	(18)	(3)	—	(2)	—	(5)
Goodwill impairment, net	—	—	—	—	—	129	167	—	—	296
Expenses related to restructuring, net	2	—	—	—	2	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$19	$(10)	$10	$10	$29	$(506)	$(361)	$6	$46	$(815)

Effective tax rate (operating income (loss))	35.3%	35.3%	35.3%	35.3%	35.3%	34.6%	35.7%	37.1%	37.0%	34.9%

SALES:
Individual Long-Term Care Insurance	$8	$7	$8	$10	$33	$17	$28	$24	$21	$90
Group Long-Term Care Insurance	2	1	1	1	5	6	1	2	1	10

Total Sales	$10	$8	$9	$11	$38	$23	$29	$26	$22	$100

RATIOS:
Loss Ratio(1)	72.9%	76.4%	72.6%	72.4%	73.6%	200.1%	173.0%	73.2%	63.3%	128.8%
Gross Benefits Ratio(2)	125.9%	133.5%	130.5%	130.2%	130.0%	254.4%	224.1%	127.3%	117.5%	182.2%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Net Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$160	$162	$169	$179	$670	$175	$193	$171	$183	$722
Net investment income	125	126	127	127	505	133	123	137	128	521
Net investment gains (losses)	15	(8)	3	3	13	—	10	23	1	34
Policy fees and other income	183	175	178	178	714	179	184	173	168	704

Total revenues	483	455	477	487	1,902	487	510	504	480	1,981

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	446	248	266	250	1,210	315	293	257	281	1,146
Interest credited	68	66	68	66	268	67	67	66	66	266
Acquisition and operating expenses, net of deferrals	50	48	52	51	201	45	52	45	50	192
Amortization of deferred acquisition costs and intangibles	150	487	33	30	700	36	46	32	26	140
Goodwill impairment	—	—	—	—	—	145	350	—	—	495
Interest expense	23	22	22	25	92	23	22	21	21	87

Total benefits and expenses	737	871	441	422	2,471	631	830	421	444	2,326

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(254)	(416)	36	65	(569)	(144)	(320)	83	36	(345)
Provision (benefit) for income taxes	(90)	(147)	13	23	(201)	—	11	29	14	54

INCOME (LOSS) FROM CONTINUING OPERATIONS	(164)	(269)	23	42	(368)	(144)	(331)	54	22	(399)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(9)	4	(2)	(2)	(9)	—	(6)	(15)	(1)	(22)
Goodwill impairment, net	—	—	—	—	—	145	350	—	—	495
(Gains) losses from life block transactions, net	—	296	—	—	296	—	—	—	—	—
Expenses related to restructuring, net	—	—	1	—	1	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$(173)	$31	$22	$40	$(80)	$1	$13	$39	$21	$74

Effective tax rate (operating income (loss))	35.3%	35.3%	35.3%	35.3%	35.3%	NM (1)	35.2%	35.4%	39.3%	36.2%

SALES:
Term Life	$6	$7	$9	$9	$31	$11	$13	$14	$13	$51
Universal Life	3	2	4	4	13	7	11	7	6	31
Linked-Benefits	1	3	2	4	10	5	4	5	2	16

Total Sales	$10	$12	$15	$17	$54	$23	$28	$26	$21	$98

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$4	$4	$3	$10	$21	$45	$41	$14	$11	$111
Net investment income	223	227	230	231	911	240	242	242	242	966
Net investment gains (losses)	(22)	(12)	(7)	(10)	(51)	6	(8)	(1)	2	(1)
Policy fees and other income	3	2	3	2	10	1	2	2	2	7

Total revenues	208	221	229	233	891	292	277	257	257	1,083

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	81	82	76	75	314	121	116	95	85	417
Interest credited	80	82	82	84	328	87	88	89	88	352
Acquisition and operating expenses, net of deferrals	18	16	17	17	68	17	18	14	18	67
Amortization of deferred acquisition costs and intangibles	19	19	18	17	73	28	20	22	23	93
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	198	199	193	193	783	253	242	220	214	929

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	10	22	36	40	108	39	35	37	43	154
Provision for income taxes	3	8	13	14	38	13	12	13	16	54

INCOME FROM CONTINUING OPERATIONS	7	14	23	26	70	26	23	24	27	100

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	12	5	2	5	24	(3)	3	—	—	—

NET OPERATING INCOME	$19	$19	$25	$31	$94	$23	$26	$24	$27	$100

Effective tax rate (operating income)	35.3%	35.3%	35.3%	35.3%	35.3%	33.3%	34.8%	35.5%	36.2%	35.0%

SALES:
Single Premium Deferred Annuities	$297	$248	$211	$306	$1,062	$439	$322	$400	$492	$1,653
Single Premium Immediate Annuities	17	12	13	20	62	56	49	29	28	162

Total Sales	$314	$260	$224	$326	$1,124	$495	$371	$429	$520	$1,815

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Net Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$1	$—	$1	$—	$1	$1	$1	$3
Net investment income	35	32	40	31	138	32	32	33	32	129
Net investment gains (losses)	(30)	(25)	(8)	(6)	(69)	(23)	(33)	3	(13)	(66)
Policy fees and other income	45	46	49	49	189	51	53	52	53	209

Total revenues	50	53	82	74	259	60	53	89	73	275

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8	18	11	7	44	10	13	6	8	37
Interest credited	32	31	31	30	124	31	30	29	29	119
Acquisition and operating expenses, net of deferrals	19	17	21	19	76	22	22	20	20	84
Amortization of deferred acquisition costs and intangibles	(3)	17	10	5	29	13	5	10	11	39
Interest expense	—	—	1	—	1	—	—	1	—	1

Total benefits and expenses	56	83	74	61	274	76	70	66	68	280

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(6)	(30)	8	13	(15)	(16)	(17)	23	5	(5)
Provision (benefit) for income taxes	(3)	(12)	2	3	(10)	(19)	(5)	5	—	(19)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3)	(18)	6	10	(5)	3	(12)	18	5	14

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	14	14	3	1	32	13	17	(3)	7	34

NET OPERATING INCOME (LOSS)	$11	$(4)	$9	$11	$27	$16	$5	$15	$12	$48

Effective tax rate (operating income (loss))	26.6%	49.2%	25.7%	26.7%	19.9%	NM (1)	48.2%	16.1%	25.1%	-1.0%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$6	$7	$5	$7	$25	$7	$7	$7	$8	$29
Net investment income	3	(1)	1	(6)	(3)	4	(8)	1	(7)	(10)
Net investment gains (losses)	6	9	3	11	29	4	9	(6)	(5)	2
Policy fees and other income	—	—	(10)	—	(10)	2	(1)	—	—	1

Total revenues	15	15	(1)	12	41	17	7	2	(4)	22

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3	3	3	5	14	6	8	6	4	24
Acquisition and operating expenses, net of deferrals	154	40	22	14	230	18	11	21	19	69
Amortization of deferred acquisition costs and intangibles	—	—	—	1	1	1	1	—	1	3
Interest expense	74	75	74	75	298	76	74	82	82	314

Total benefits and expenses	231	118	99	95	543	101	94	109	106	410

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(216)	(103)	(100)	(83)	(502)	(84)	(87)	(107)	(110)	(388)
Provision (benefit) for income taxes	(28)	(33)	(39)	(30)	(130)	(18)	5	(30)	(50)	(93)

LOSS FROM CONTINUING OPERATIONS	(188)	(70)	(61)	(53)	(372)	(66)	(92)	(77)	(60)	(295)
Income (loss) from discontinued operations, net of taxes	(73)	(21)	(314)	1	(407)	138	6	4	9	157

NET INCOME (LOSS)	(261)	(91)	(375)	(52)	(779)	72	(86)	(73)	(51)	(138)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	(5)	(6)	(2)	(7)	(20)	(4)	(6)	4	4	(2)
(Gains) losses on sale of business, net	134	7	—	—	141	—	—	—	—	—
(Gains) losses on early extinguishment of debt, net	—	1	—	—	1	—	—	—	—	—
Expenses related to restructuring, net	1	—	1	—	2	—	—	—	—	—
Tax impact from potential business portfolio changes	—	—	—	—	—	31	—	—	—	31
(Income) loss from discontinued operations, net of taxes	73	21	314	(1)	407	(138)	(6)	(4)	(9)	(157)

NET OPERATING LOSS(2)	$(58)	$(68)	$(62)	$(60)	$(248)	$(39)	$(98)	$(73)	$(56)	$(266)

Effective tax rate (operating loss)	27.4%	40.0%	40.2%	34.0%	36.0%	57.1%	-1.6%	27.4%	46.1%	32.0%

(1)      Includes inter-segment eliminations and the results of other businesses that are managed outside of the operating segments.

(2)      Operating results of certain smaller international mortgage insurance businesses are included above. Metrics for these businesses were as follows:

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Operating Loss	$(4)	$(5)	$(5)	$(6)	$(20)	$(7)	$(7)	$(7)	$(4)	$(25)
Loss Ratio(a)	62%	48%	43%	81%	59%	84%	105%	90%	55%	83%
GAAP Basis Expense Ratio(b),(c)	145%	143%	143%	125%	139%	115%	126%	131%	107%	120%

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(a)     The ratio of incurred losses and loss adjustment expenses to net earned premiums.

(b)     The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(c)     Includes the impact of settlements and cancelled insurance contracts, primarily in Europe.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Investments Summary

(amounts in millions)

		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$31,969	43%	$33,541	44%	$33,407	45%	$34,555	44%	$34,159	45%
Private fixed maturity securities		10,822	15	10,908	15	10,777	14	10,879	14	10,939	14
Residential mortgage-backed securities(1)		4,998	7	5,008	7	4,954	7	5,011	6	5,082	7
Commercial mortgage-backed securities		2,475	3	2,492	3	2,475	3	2,548	3	2,491	3
Other asset-backed securities		3,253	4	3,904	5	3,837	5	3,766	5	3,669	5
State and political subdivisions		2,428	3	2,447	3	2,388	3	2,350	3	2,222	3
Non-investment grade fixed maturity securities		2,252	3	2,346	3	2,530	3	2,623	4	2,515	3
Equity securities:
Common stocks and mutual funds		37	—	37	—	62	—	134	—	187	—
Preferred stocks		273	—	236	—	237	1	165	—	88	—
Commercial mortgage loans		6,170	8	6,133	8	6,175	8	6,149	8	6,100	8
Restricted commercial mortgage loans related to securitization entities		161	—	175	—	181	—	188	—	201	—
Policy loans		1,568	2	1,567	2	1,584	2	1,506	2	1,501	2
Cash, cash equivalents and short-term investments		6,162	8	4,003	6	4,413	6	5,315	7	4,883	7
Securities lending		347	—	367	—	337	—	323	1	289	1
Other invested assets:	Limited partnerships	188	—	195	—	216	—	215	—	252	—
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	629	1	768	1	423	1	948	1	639	1
	Other cash flow	8	—	8	—	8	—	9	—	6	—
	Equity index options—non-qualified	30	—	15	—	12	—	15	—	17	—
	Other non-qualified	445	1	534	1	416	—	512	1	470	—
	Trading portfolio	447	1	458	1	368	1	218	—	241	—
	Restricted other invested assets related to securitization entities	413	1	412	1	410	1	411	1	411	1
	Other	18	—	51	—	52	—	49	—	56	—

Total invested assets and cash		$75,093	100%	$75,605	100%	$75,262	100%	$77,889	100%	$76,418	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$14,785	34%	$15,057	33%	$14,920	33%	$15,520	33%	$15,599	34%
AA		4,121	10	4,603	10	4,763	11	4,849	11	4,730	10
A		12,155	28	13,485	30	13,376	30	13,781	30	13,572	30
BBB		10,720	25	10,667	24	10,576	23	10,715	23	10,490	23
BB		1,200	3	1,234	3	1,276	3	1,385	3	1,361	3
B		63	—	50	—	68	—	76	—	76	—
CCC and lower		92	—	95	—	99	—	108	—	112	—

Total public fixed maturity securities		$43,136	100%	$45,191	100%	$45,078	100%	$46,434	100%	$45,940	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,531	10%	$1,725	11%	$1,641	11%	$1,509	10%	$1,564	10%
AA		1,899	13	1,966	13	1,941	13	1,945	13	1,995	13
A		4,731	31	4,737	31	4,781	31	4,792	31	4,538	30
BBB		6,003	40	6,060	39	5,840	38	5,998	39	6,074	40
BB		777	5	839	5	973	6	910	6	792	5
B		104	1	114	1	101	1	126	1	95	1
CCC and lower		16	—	14	—	13	—	18	—	79	1

Total private fixed maturity securities		$15,061	100%	$15,455	100%	$15,290	100%	$15,298	100%	$15,137	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$6,203	11%	$5,913	10%	$5,721	9%	$6,132	10%	$6,000	10%
State and political subdivisions	2,438	4	2,448	4	2,389	4	2,351	4	2,222	4
Foreign government	2,015	3	1,935	3	1,955	3	1,837	3	1,902	3
U.S. corporate	24,401	42	25,679	43	25,135	42	25,806	42	25,223	41
Foreign corporate	12,199	21	13,027	22	13,628	23	13,961	23	14,095	23
Residential mortgage-backed securities	5,101	9	5,118	8	5,085	9	5,153	8	5,228	9
Commercial mortgage-backed securities	2,559	4	2,587	4	2,582	4	2,690	4	2,702	4
Other asset-backed securities	3,281	6	3,939	6	3,873	6	3,802	6	3,705	6

Total fixed maturity securities	$58,197	100%	$60,646	100%	$60,368	100%	$61,732	100%	$61,077	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$7,746	22%	$8,290	23%	$8,047	22%	$8,219	22%	$8,123	22%
Utilities	4,453	13	4,618	12	4,568	12	4,788	13	4,683	13
Energy	3,839	11	4,249	11	4,403	12	4,555	12	4,517	12
Consumer—non-cyclical	4,619	13	4,647	13	4,504	12	4,614	12	4,580	12
Consumer—cyclical	2,119	6	2,288	6	2,319	6	2,361	6	2,343	6
Capital goods	2,361	7	2,461	7	2,434	7	2,417	7	2,410	7
Industrial	1,915	6	2,130	6	2,224	6	2,309	6	2,240	6
Technology and communications	2,872	8	3,095	8	3,107	9	3,091	8	3,024	8
Transportation	1,689	5	1,695	5	1,629	5	1,687	4	1,610	4
Other	3,049	9	3,213	9	3,356	9	3,508	10	3,732	10

Subtotal	34,662	100%	36,686	100%	36,591	100%	37,549	100%	37,262	100%

Non-Investment Grade:
Finance and insurance	359	19%	381	19%	443	20%	471	21%	480	23%
Utilities	83	4	67	3	68	3	67	3	84	5
Energy	348	18	400	20	409	19	363	16	261	13
Consumer—non-cyclical	229	12	230	11	257	12	262	12	229	11
Consumer—cyclical	82	4	98	5	99	5	117	5	91	4
Capital goods	193	10	204	10	234	11	236	11	214	10
Industrial	244	13	254	13	240	11	238	11	260	13
Technology and communications	309	16	293	14	336	15	365	16	354	17
Transportation	2	—	2	—	3	—	19	1	19	1
Other	89	4	91	5	83	4	80	4	64	3

Subtotal	1,938	100%	2,020	100%	2,172	100%	2,218	100%	2,056	100%

Total	$36,600	100%	$38,706	100%	$38,763	100%	$39,767	100%	$39,318	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$1,744	3%	$2,075	4%	$2,003	3%	$1,830	3%	$2,020	3%
Due after one year through five years	10,192	18	10,817	18	10,935	19	10,838	18	10,623	18
Due after five years through ten years	11,917	20	12,155	20	12,212	20	12,193	20	12,328	20
Due after ten years	23,403	40	23,955	40	23,678	39	25,226	41	24,471	40

Subtotal	47,256	81	49,002	82	48,828	81	50,087	82	49,442	81
Mortgage and asset-backed securities	10,941	19	11,644	18	11,540	19	11,645	18	11,635	19

Total fixed maturity securities	$58,197	100%	$60,646	100%	$60,368	100%	$61,732	100%	$61,077	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$634	$647	$645	$632	$2,558	$658	$643	$658	$639	$2,598
Fixed maturity securities—non-taxable	3	3	3	3	12	3	3	3	3	12
Commercial mortgage loans	85	84	83	85	337	87	82	81	83	333
Restricted commercial mortgage loans related to securitization entities	4	3	3	4	14	3	3	4	4	14
Equity securities	4	3	4	4	15	3	3	4	4	14
Other invested assets	30	22	17	33	102	22	17	12	18	69
Limited partnerships	2	4	20	7	33	2	10	13	11	36
Restricted other invested assets related to securitization entities	2	1	1	1	5	2	1	1	1	5
Policy loans	36	33	35	33	137	34	32	32	31	129
Cash, cash equivalents and short-term investments	3	3	4	3	13	5	7	7	5	24

Gross investment income before expenses and fees	803	803	815	805	3,226	819	801	815	799	3,234
Expenses and fees	(22)	(20)	(22)	(24)	(88)	(22)	(23)	(24)	(23)	(92)

Net investment income	$781	$783	$793	$781	$3,138	$797	$778	$791	$776	$3,142

Annualized Yields
Fixed maturity securities—taxable	4.6%	4.6%	4.6%	4.6%	4.6%	4.7%	4.6%	4.8%	4.7%	4.7%
Fixed maturity securities—non-taxable	3.5%	3.5%	3.5%	3.5%	3.5%	3.5%	3.4%	3.5%	3.7%	3.5%
Commercial mortgage loans	5.5%	5.5%	5.4%	5.6%	5.5%	5.7%	5.4%	5.5%	5.6%	5.6%
Restricted commercial mortgage loans related to securitization entities	9.5%	6.4%	7.2%	8.2%	8.0%	5.8%	6.6%	6.7%	7.0%	6.6%
Equity securities	5.1%	4.0%	5.6%	6.1%	5.2%	4.6%	4.4%	5.5%	5.2%	5.0%
Other invested assets	27.4%	22.2%	24.2%	60.6%	30.7%	37.1%	27.7%	18.7%	26.3%	27.3%
Limited partnerships(1)	4.2%	7.8%	37.0%	12.0%	15.5%	3.1%	15.3%	19.6%	16.1%	13.6%
Restricted other invested assets related to securitization entities	2.0%	1.0%	1.0%	1.0%	1.3%	2.1%	1.0%	1.0%	1.0%	1.3%
Policy loans	9.2%	8.4%	9.1%	8.8%	8.9%	9.0%	8.5%	8.7%	8.6%	8.7%
Cash, cash equivalents and short-term investments	0.2%	0.3%	0.3%	0.2%	0.3%	0.5%	0.8%	0.7%	0.5%	0.6%

Gross investment income before expenses and fees	4.6%	4.6%	4.6%	4.6%	4.6%	4.7%	4.6%	4.7%	4.7%	4.7%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	4.5%	4.5%	4.5%	4.5%	4.5%	4.6%	4.5%	4.6%	4.6%	4.6%

Yields are based on net investment income as reported under GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity and equity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 49 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Net Investment Gains (Losses), Net—Detail(1)

(amounts in millions)

	2015					2014
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$7	$(2)	$—	$—	$5	$1	$5	$(6)	$(9)	$(9)
U.S. government, agencies and government-sponsored enterprises	1	—	—	1	2	1	—	2	—	3
Foreign corporate	(4)	(1)	(1)	(4)	(10)	1	2	13	(3)	13
Foreign government	—	—	1	—	1	1	—	—	—	1
Tax-exempt	—	—	—	—	—	—	—	—	(1)	(1)
Mortgage-backed securities	—	(2)	1	—	(1)	—	(1)	—	—	(1)
Asset-backed securities	(1)	(1)	—	—	(2)	—	—	—	—	—
Equity securities	—	2	8	5	15	1	2	6	1	10
Foreign exchange	1	1	—	1	3	—	—	1	—	1

Total net realized gains (losses) on available-for-sale securities	4	(3)	9	3	13	5	8	16	(12)	17

Impairments:
Alt-A residential mortgage-backed securities	—	—	—	—	—	—	(1)	—	—	(1)
Financial hybrid securities	—	—	—	—	—	—	(3)	—	—	(3)
Corporate fixed maturity securities	(9)	(4)	—	—	(13)	—	—	—	—	—
Commercial mortgage loans	—	(1)	—	(2)	(3)	—	—	(1)	(1)	(2)
Other asset-backed securities	—	(1)	—	—	(1)	—	—	—	—	—

Total impairments	(9)	(6)	—	(2)	(17)	—	(4)	(1)	(1)	(6)

Net unrealized gains (losses) on trading securities	(6)	8	(11)	4	(5)	10	3	5	8	26
Derivative instruments	2	(34)	4	(21)	(49)	(24)	(25)	(4)	(14)	(67)
Limited partnerships	—	—	—	—	—	—	—	(1)	—	(1)
Commercial mortgage loans held-for-sale market valuation allowance	1	—	2	1	4	2	2	2	2	8
Contingent purchase price valuation change	—	2	—	—	2	—	(1)	—	—	(1)
Net gains (losses) related to securitization entities	(2)	—	1	5	4	1	(1)	6	4	10

Net investment gains (losses), net of taxes	(10)	(33)	5	(10)	(48)	(6)	(18)	23	(13)	(14)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	8	6	5	4	23	1	6	1	1	9
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	2	5	(6)	5	6	1	2	(4)	1	—

Net investment gains (losses), net	$—	$(22)	$4	$(1)	$(19)	$(4)	$(10)	$20	$(11)	$(5)

(1)	All adjustments for income taxes assume a 35% tax rate.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(615)	$(1,083)	$(1,643)	$(1,274)	$(1,244)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,281	$10,564	$10,958	$11,288	$11,532
GAAP Basis ROE(1)/(2)	-6.0%	-10.3%	-15.0%	-11.3%	-10.8%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$255	$(78)	$(465)	$(430)	$(398)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,281	$10,564	$10,958	$11,288	$11,532
Operating ROE(1)/(2)	2.5%	-0.7%	-4.2%	-3.8%	-3.5%

Quarterly Average ROE	Three months ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$(292)	$(284)	$(193)	$154	$(760)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$9,958	$10,241	$10,507	$10,555	$10,854
Annualized GAAP Quarterly Basis ROE(3)/(4)	-11.7%	-11.1%	-7.3%	5.8%	-28.0%

Operating ROE
Net operating income (loss) for the period ended(3)	$(82)	$64	$119	$154	$(415)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$9,958	$10,241	$10,507	$10,555	$10,854
Annualized Operating Quarterly Basis ROE(3)/(4)	-3.3%	2.5%	4.5%	5.8%	-15.3%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with GAAP.

(1)	The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(2)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.
(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(4)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Reconciliation of Core Yield

		2015					2014
	(Assets—amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$75.1	$75.6	$75.3	$77.9	$75.1	$76.4	$74.8	$74.9	$72.8	$76.4
	Subtract:
	Securities lending	0.3	0.4	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
	Unrealized gains (losses)	4.2	5.4	4.9	7.8	4.2	6.6	5.3	5.5	4.2	6.6
	Derivative counterparty collateral	—	—	—	—	—	—	0.5	0.4	0.4	—

	Adjusted end of period invested assets and cash	$70.6	$69.8	$70.1	$69.8	$70.6	$69.5	$68.7	$68.7	$67.9	$69.5

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$70.2	$70.0	$70.0	$69.7	$70.0	$69.1	$68.7	$68.3	$67.9	$68.5
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	70.0	69.8	69.8	69.5	69.8	68.9	68.5	68.1	67.7	68.3
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(2)	3.5	3.5	3.6	3.7	3.6	3.9	4.0	4.2	4.3	4.1

(C)	Average Invested Assets and Cash Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$66.5	$66.3	$66.2	$65.8	$66.2	$65.0	$64.5	$63.9	$63.4	$64.2

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$781	$783	$793	$781	$3,138	$797	$778	$791	$776	$3,142
	Subtract:
	Bond calls and commercial mortgage loan prepayments	18	12	17	14	61	18	17	7	10	52
	Other non-core items(3)	(2)	1	(4)	7	2	8	(22)	8	(7)	(13)
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	3	2	2	3	10	2	3	3	3	11

(E)	Core Net Investment Income	762	768	778	757	3,065	769	780	773	770	3,092
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(2)	16	21	26	20	83	21	22	23	21	87

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$746	$747	$752	$737	$2,982	$748	$758	$750	$749	$3,005

(D) / (A)	Reported Yield	4.45%	4.47%	4.53%	4.48%	4.48%	4.61%	4.53%	4.63%	4.57%	4.59%
(E) / (B)	Core Yield	4.35%	4.40%	4.46%	4.36%	4.39%	4.46%	4.55%	4.54%	4.55%	4.52%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.49%	4.51%	4.54%	4.48%	4.51%	4.60%	4.70%	4.69%	4.73%	4.68%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.
(2)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(3)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

Financial Strength Ratings As Of February 3, 2016

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BB+	Ba1	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	A+	Not rated	Not rated
Genworth Financial Mortgage Insurance Pty Limited (Australia)(2)	A+	A3	Not rated
Genworth Financial Mortgage Insurance Limited (Europe)	BB-	Not rated	Not rated
Genworth Life Insurance Company	BBB-	Baa1	A-
Genworth Life and Annuity Insurance Company	BBB-	Baa1	A-
Genworth Life Insurance Company of New York	BBB-	Baa1	A-

The S&P, Moody’s, A.M. Best, Dominion Bond Rating Service (DBRS) and Fitch Rating Service (Fitch) ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that insurers rated “A” (Strong), “BBB” (Good) or “BB” (Marginal) have strong, good or marginal financial security characteristics, respectively. The “A,” “BBB” and “BB” ranges are the third-, fourth- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a major rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+,” “BBB-,” “BB+” and “BB-” ratings are the fifth-, tenth-, eleventh- and thirteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “A” (Good) offer good financial security, that insurance companies rated “Baa” (Adequate) offer adequate financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good), “Baa” (Adequate) and “Ba” (Questionable) ranges are the third-, fourth- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3,” “Baa1” and “Ba1” ratings are the seventh-, eighth- and eleventh-highest, respectively, of Moody’s 21 ratings categories.

A.M. Best states that the “A-” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A-” (Excellent) rating is the fourth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA” long-term rating is the second-highest of HR Rating’s eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best, DBRS, Fitch and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by DBRS.
(2)	Genworth Financial Mortgage Insurance Pty Limited (Australia) is also rated “A+” by Fitch.